Exhibit 10.2

AMENDED AND RESTATED
TERM LOAN PROMISSORY NOTE

Burr Ridge, Illinois

$40,782,500.00

Date: September 2, 2020

Initial Maturity Date: March 30, 2023

First Extended Maturity Date: March 30, 2024

Second Extended Maturity Date: March 30, 2025

This AMENDED AND RESTATED TERM LOAN PROMISSORY NOTE (“Note”) amends, restates and supersedes in its entirety that certain Term Loan Promissory Note dated March 30, 2020 in the amount of $31,542,500.00 from SST IV 13788 W Greenway Rd, LLC, a Delaware limited liability company, SST IV 852 Metcalf St, LLC, a Delaware limited liability company, SST IV 1071 Marshall Farms Rd, LLC, a Delaware limited liability company and SST IV 9800 Ardrey Kell Rd, LLC, a Delaware limited liability company, to TCF National Bank, a national banking association (the “Original Note”).

1.Payment. FOR VALUE RECEIVED, SST IV 13788 W GREENWAY RD, LLC, a Delaware limited liability company, SST IV 852 METCALF ST, LLC, a Delaware limited liability company, SST IV 1071 MARSHALL FARMS RD, LLC, a Delaware limited liability company, SST IV 9800 ARDREY KELL RD, LLC, a Delaware limited liability company, and SST IV 3811 TAMIAMI TRL, LLC, a Delaware limited liability company (collectively, the “Borrower”), hereby promises to pay to the order of TCF NATIONAL BANK, a national banking association, its successors and assigns (in its individual capacity and in its capacity as lead arranger and administrative agent acting for itself and the Banks, the “Lender”), the principal sum of FORTY MILLION SEVEN HUNDRED EIGHTY-TWO THOUSAND FIVE HUNDRED and 00/100 U.S. DOLLARS ($40,782,500.00) (the “Loan”), or so much of the Loan as may be advanced to or for the benefit of Borrower under and pursuant to that certain Syndicated Term Loan Agreement dated March 30, 2020 as amended by that certain First Amendment to Loan Documents dated as of even date herewith executed by and between the Borrower and the Lender (together with any amendments, modifications or supplements, the “Loan Agreement”), together with interest thereon at the Interest Rate or Default Rate (each as hereinafter defined), as applicable, and any and all other amounts which may be due and payable hereunder or under any of the Loan Documents (as hereinafter defined), on the dates as set forth in this Note or the Loan Documents as the same may be accelerated or extended pursuant to the terms hereof and of the Loan Documents. Unless the context otherwise indicates, capitalized terms not otherwise defined herein shall have the meanings provided for such terms in the Loan Agreement.

2.Interest Rate.

2.1Interest Prior to Default. Unless the Default Rate (as hereinafter defined) has been implemented and is in effect, interest shall accrue on the principal balance of this Note outstanding at the following interest rates (the “Interest Rate”):

(a)For Tranche A Loan Proceeds, from the date hereof through and including the Maturity Date, the greater of (i) three and seventy-five one-hundredths percent (3.75%) per annum, or (ii) an adjustable annual rate of interest that shall be determined monthly, on the 1st calendar day of each month, to be equal to the LIBOR Index in effect as of the second London Business Day prior to such 1st calendar day, plus three percent (3.00%), such Interest Rate to remain fixed until the next monthly adjustment date. “LIBOR Index” shall mean the greater of (i) an independent index (the “One-Month LIBOR Rate”) equal to the One Month U.S. Dollar London Inter-Bank Offered Rate Yield, as reported on Bloomberg's Historical Price Table, or other similar service, or (ii) zero. “London Business Day” shall mean a day on which commercial banks are open for general business (including dealings in foreign exchange and foreign currency deposits) in London, England.

(b)For Tranche B Loan Proceeds, from the date of categorization as Tranche B Loan Proceeds pursuant to Section 4.5 of the Loan Agreement through and including the Maturity Date, the greater of (i) three and fifty one-hundredths percent (3.50%) per annum, or (ii) an adjustable annual rate of interest that shall be determined monthly, on the 1st calendar day of each month, to be equal to the LIBOR Index in effect as of the second London Business Day prior to such 1st calendar day, plus two and fifty one-hundredths percent (2.50%), such Interest Rate to remain fixed until the next monthly adjustment date.

2.2Additional Interest Rate Provisions.

(a)Notwithstanding anything herein contained to the contrary, if at any time that the Interest Rate is determined by reference to the LIBOR Index Lender determines in good faith that (A) any introduction of or change after the date hereof in any law, regulation, treaty, rule, guideline or official directive, or in the interpretation or administration thereof, by any governmental body, central bank or other authority charged with the administration thereof (“Regulatory Change”), has made it unlawful to maintain interest at the Interest Rate; (B) LIBOR deposits for periods of one month are not readily available in the London Interbank Offered-Rate Market, (C) by reason of circumstances affecting such market or other economic conditions, adequate and reasonable means do not exist for ascertaining the One-Month LIBOR Rate, (D) the Interest Rate does not or will not adequately and fairly reflect the cost to Lender of making the Loan (including inaccurate or inadequate reflection of actual costs resulting from the calculation of rates by reporting sources), (E) any governmental body having jurisdiction over Lender or the supervisor for the administration of the One-Month LIBOR Rate makes a public statement identifying a specific date after which the One-Month LIBOR Rate will no longer be available or used, or (F) the One-Month LIBOR Rate has been or is about to be discontinued; then, in any of such events, upon Lender’s written or telephonic notice to Borrower of the occurrence of any such events: (I) the LIBOR Index shall forthwith cease to be in effect and Lender’s obligations in respect of the LIBOR Index shall terminate during such period, (II) the Interest Rate shall thereafter be the Alternate Base Rate unless and until (X) such circumstances shall no longer exist and Lender shall have sent notice of a change to the Interest Rate, or (Y) Lender shall have determined that such circumstances are not temporary and shall have notified Borrower of the Replacement Rate which shall thereupon become effective as a replacement for the LIBOR Index. For purposes hereof, the following terms have the meanings assigned to them:

(i)“Alternate Base Rate” means an adjustable rate per annum equal to: (1) the Prime Rate, for Tranche A Proceeds, and (2) the Prime Rate minus fifty one-hundredths percent (0.50%), for Tranche B Proceeds.  Any change in the Alternate Base Rate due to a change in the Prime Rate shall be effective from and including the effective date of such change in the Prime Rate.

(ii)“Prime Rate” means the rate per annum established by Lender from time to time as its base rate of interest (or any similar successor rate). The Prime Rate is not necessarily the lowest or best rate available to customers of Lender.

(iii)“Replacement Rate” shall mean an alternative interest rate index (the “Replacement Index”) plus a margin, each reasonably determined by Lender (after giving due consideration to the prevailing market convention for determining a rate of interest for commercial real estate loans in the United States at such time, the reliability of such index, and the administrative feasibility of such index for Lender); provided that in no event will the Replacement Index be less than zero for purposes hereof.

Notice to Borrower of the Replacement Rate, together with any other change relating thereto, including without limitation the applicable margin included in the Replacement Rate, the way in which the Replacement Rate is calculated, the timing and frequency of determining rates and interest payment dates, and other administrative matters as may be appropriate, in Lender’s reasonable discretion, shall constitute an amendment to this Note and the other Loan Documents, and shall be binding upon Borrower and Lender, without the requirement for any further action or the execution of any additional documents by Borrower or Lender.

(b)If any Regulatory Change (whether or not having the force of law) shall (a) impose, modify or deem applicable any assessment, reserve, special deposit or similar requirement against assets held by, or deposits in or for the account of, or loans by, or any other acquisition of funds or disbursements by, the Lender; (b) subject the Lender or the Loan to any tax, duty, charge, stamp tax or fee, or change the basis of taxation of payments to the Lender of principal or interest due from the Borrower hereunder (other than a change in the taxation of the overall net income of the Lender); or (c) impose on the Lender any other condition regarding the Loan or the Lender’s funding thereof, and the Lender shall determine (which determination shall be conclusive, absent manifest error) that the result of the foregoing is to actually increase the cost to the Lender of maintaining the Loan or to reduce the amount of principal or interest received by the Lender hereunder, then the Borrower shall pay to the Lender, on demand, such additional amounts as the Lender shall from time to time determine are sufficient to compensate and indemnify the Lender for such increased costs or reduced amounts.

2.3General Provisions.

(a)Time of Payments. Each payment of principal or interest under this Note is due on the first day of each calendar month and shall be paid not later than 2:00 P.M. Central Standard Time on the fifth (5th) Business Day following the date when due and funds received after that hour shall be deemed to have been received by Lender on the following Business Day; provided however, that the payment due on the Maturity Date shall be paid not later than 2:00 P.M. Central Standard Time on the Maturity Date.

(b)Computation of Interest. Notwithstanding any reference contained in this Note to an annual or per annum rate of interest, interest payable under this Note may be computed and charged by Lender using a banking convention sometimes referred to as “bank interest” and which provides for interest calculated on the basis of a 360 day year. Using this method of interest rate computation, Lender divides the nominal interest rate by 360 to produce a daily interest factor which is then applied to the outstanding principal balance for the actual number of days outstanding. This has the effect of increasing the effective interest rate over a calendar year by a factor of 1/72, or 1.01389, and generates five or six days of interest (depending on whether it is a leap year) in excess of interest determined on a simple interest, 365 day method. All interest payable under this Note shall be computed on the basis of a 360 day year, but shall be charged for the actual number of days principal is unpaid. By signing below, Borrower acknowledges that it understands the difference between these methods and the effect on the interest Borrower will be obligated to pay. Borrower is entering into a business transaction with Lender as an informed and sophisticated borrower. Borrower has either been advised by its own legal counsel, or has voluntarily chosen to forego such legal assistance.

(c)Default Rate. Interest shall accrue on each and every advance made hereunder from and after the date it is made by Lender. All unpaid, accrued interest shall be paid in full at the time the Principal Balance is paid in full. If the Principal Balance and all interest accrued thereon have not been repaid on or before the Maturity Date, or if an Event of Default occurs pursuant to the Loan Agreement or any other document or instrument securing this Note then, upon notice to, or other written demand upon, Borrower, at the option of the Lender, interest on the Principal Balance shall accrue at an annual rate equal to six percent (6%) per annum plus the Interest Rate (the “Default Rate”).

(d)Late Charge. In the event that any required payment of principal and/or interest hereunder is not made on or before five (5) days after the due date thereof, Borrower shall pay to Lender a late payment charge equal to five percent (5%) of the amount of the overdue payment (the “Late Charge”), for the purpose of reimbursing Lender for a portion of the expense incident to handling the overdue payment. The Late Charge shall apply individually to all payments past due, other than any required payment of the full Principal Balance on the Maturity Date, and there will be no daily prorated adjustment. This provision shall not be deemed to excuse a late payment or be deemed a waiver of any other rights Lender may have including the right to declare the entire unpaid Principal Balance and interest immediately due and payable. Borrower agrees that the Late Charge is a provision for liquidated damages and represents a fair and reasonable estimate of the damages Lender will incur by reason of the late payment considering all circumstances known to Borrower and Lender on the date of this Note. Borrower further agrees that proof of actual damages will be difficult or impossible for Lender to determine.

3.Payment Terms.

3.1Principal and Interest. Payments of principal and interest due under this Note, if not sooner declared to be due in accordance with the provisions hereof, shall be made as follows:

(a)Commencing on May 1, 2020 and continuing on the first day of each month thereafter through and including the month in which the Initial Maturity Date occurs, all accrued and unpaid interest on the Principal Balance outstanding from time to time shall be due and payable.

(b)If Borrower has exercised the First Extension Option in accordance with Section 2.19(a) of the Loan Agreement, then commencing on April 1, 2023 and continuing on the first day of each month thereafter through and including the month in which the First Extended Maturity Date occurs, all accrued and unpaid interest and principal shall be payable in equal monthly installments in an amount determined by Lender to be sufficient to amortize the Principal Balance of this Note as of the Initial Maturity Date over an assumed twenty-five (25)-year amortization period commencing on the Initial Maturity Date.

(c)If Borrower has exercised the Second Extension Option in accordance with Section 2.19(b) of the Loan Agreement, then commencing April 1, 2024 and continuing on the first day of each month thereafter through and including the month in which the Second Extended Maturity Date occurs, all accrued and unpaid interest and principal shall be payable in equal monthly installments in an amount determined by Lender to be sufficient to amortize the Principal Balance of this Note as of the Initial Maturity Date over an assumed twenty-five (25)-year amortization period commencing on the Initial Maturity Date.

(d)The unpaid Principal Balance, if not sooner paid or declared to be due in accordance with the terms hereof, together with all accrued and unpaid interest thereon and any other amounts due and payable hereunder or under any of the Loan Documents shall be due and payable in full on the Maturity Date.

3.2Application of Payments. Prior to the occurrence of an Event of Default, all payments and prepayments on account of the indebtedness evidenced by this Note shall be applied as follows: (a) first, to fees, expenses, costs and other similar amounts then due and payable to the Lender, including, without limitation any prepayment premium, exit fee or Late Charges due hereunder, (b) second, to accrued and unpaid interest on the principal balance of this Note, (c) third, to the payment of principal due in the month in which the payment or prepayment is made, (d) fourth, to any escrows, impounds or other amounts which may then be due and payable under the Loan Documents, (e) fifth, to any other amounts then due the Lender hereunder or under any of the Loan Documents, and (f) last, to the unpaid principal balance of this Note in the inverse order of maturity. Any prepayment on account of the indebtedness evidenced by this Note shall not extend or postpone the due date or reduce the amount of any subsequent monthly payment of principal and interest due hereunder. After an Event of Default has occurred and is continuing, payments may be applied by the Lender to amounts owed hereunder and under the Loan Documents in such order as the Lender shall determine, in its sole discretion.

3.3Method of Payments. All payments of principal and interest hereunder shall be paid by automatic debit, wire transfer, check or in coin or currency which, at the time or times of payment, is the legal tender for public and private debts in the United States of America and shall be made at such place as the Lender or the legal holder or holders of this Note may from time to time appoint in the payment invoice or otherwise in writing, and in the absence of such appointment, then at the offices of the Lender at 1405 Xenium Lane North, Plymouth, MN 55441, Attention: Commercial Loan Servicing Group. Payment made by check shall be deemed paid on the date the Lender receives such check; provided, however, that if such check is subsequently returned to the Lender unpaid due to insufficient funds or otherwise, the payment shall not be deemed to have been made and shall continue to bear interest until collected. Notwithstanding the foregoing, the final payment due under this Note must be made by wire transfer or other immediately available funds.

3.4Principal Prepayments.

(a)Except as otherwise provided below, this Note may be prepaid, either in whole or in part, without penalty or premium, at any time and from time to time upon ten (10) days prior notice to the Lender.

(b)If, on or before the Maturity Date, as applicable, any prepayment of the Principal Balance of the Note shall occur, whether voluntary or involuntary, whether effected by a credit bid or foreclosure, or whether by reason of acceleration upon an Event of Default or any transfer or conveyance of any right, title or interest in the Premises defined below giving Lender the right to accelerate the maturity of the Note shall occur, Borrower shall pay to Lender a premium (“Prepayment Premium”) equal to one percent (1.00%) of the principal amount being prepaid if the prepayment is made prior to the first anniversary of this Note; provided, however, there shall be no Prepayment Premium due at any time on or after the first anniversary of this Note. No Prepayment Premium shall be payable upon any prepayment occurring as a result of the application to the Principal Balance of any casualty or condemnation proceeds. No amount repaid in respect of the Loan may be reborrowed.

(c)If Borrower now or hereafter enters into a Lender Swap Agreement, any prepayment in full of this Note, whether voluntary or involuntary, during the term of such Lender Swap Agreement will constitute a Termination Event under and as defined in the Lender Swap Agreement, permitting Lender to terminate the Lender Swap Agreement and all transactions thereunder. Moreover, at no time may the then outstanding Principal Balance of the Loan be less than the aggregate notional amount of all then existing Lender Swap Agreements, and any payment or prepayment of this Note below the aggregate notional amount of all such Lender Swap Agreements will require an equivalent reduction in the notional amount under one or more of the Lender Swap Agreements. Any such termination of a Lender Swap Agreement, or reduction in notional amount, will require Borrower to pay Lender all assessments, losses, fees and costs of any kind or nature arising, directly or indirectly, as a result of such prepayment or termination, as set forth in the Lender Swap Agreements or otherwise as may be incurred or assessed by Lender under or in connection with the Lender Swap Agreements.

4.Security. This Note is secured by those certain Security Instruments, as amended, executed by the Borrower to and for the benefit of the Lender creating a first mortgage lien on the real property described therein (the “Premises”). The Security Instrument, the Loan Agreement, the Guaranty, the Environmental Indemnity Agreement, and any and all other documents now or hereafter given to evidence or secure payment of this Note, as such documents may hereafter be amended, restated or replaced from time to time, are collectively referred to as the “Loan Documents”. Reference is hereby made to the Loan Documents (which are incorporated herein by reference as fully and with the same effect as if set forth herein at length) for a statement of the covenants and agreements contained therein, a statement of the rights, remedies, and security afforded thereby, and all matters therein contained.

5.Events of Default. The occurrence of any one or more of the following events shall constitute an “Event of Default” under this Note:

(a)the failure by the Borrower to pay (i) any scheduled installment of principal or interest payable pursuant to the terms of the Note when due or within five (5) days thereafter, (ii) any final payment of all principal, interest, late fees and other costs due at maturity of the Loan, whether the Loan is due because of the Maturity Date or due as the result of any acceleration of maturity pursuant to the terms of this Note or the Loan Agreement, or (iii) any other amount payable to Lender under this Note or the Loan Agreement or any of the other Loan Documents within five (5) days after written notice from Lender; or, if another period is specified in any such Loan Document, the period specified therein; or

(b)the occurrence of any other “Event of Default” under the Loan Agreement.

6.Remedies. At the election of the holder hereof, and without notice, the principal balance remaining unpaid under this Note, and all unpaid interest accrued thereon and any other amounts due hereunder, shall be and become immediately due and payable in full upon the occurrence of any Event of Default. Failure to exercise this option shall not constitute a waiver of the right to exercise same hereafter for the same or any subsequent Event of Default. No holder hereof shall, by any act of omission or commission, be deemed to waive any of its rights, remedies or powers hereunder or otherwise unless such waiver is in writing and signed by the holder hereof, and then only to the extent specifically set forth therein. The rights, remedies and powers of the holder hereof, as provided in this Note, the Security Instrument and in all of the other Loan Documents are cumulative and concurrent, and may be pursued singly, successively or together against the Borrower, any Guarantor hereof, the Premises and any other security given at any time to secure the repayment hereof, all at the sole discretion of the holder hereof. If any suit or action is instituted or attorneys are employed to collect this Note or any part hereof, the Borrower promises and agrees to pay all costs of collection, including reasonable attorneys’ fees and court costs.

7.Covenants and Waivers. Each Borrower, co-maker, endorser and surety hereby guaranties payment of this Note, and waives demand for payment, presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, notice of intention to accelerate maturity, notice of acceleration of maturity, notice of intent to foreclose on any collateral securing this Note, all other notices as to this Note (except as may be otherwise provided herein or in any of the other Loan Documents), diligence in collection as to each and every payment due hereunder, and all other requirements necessary to charge or hold such person or entity to any obligation hereunder, and agrees that without any notice Lender may take additional security herefor or may release any or all security herefor, or alone or together with any present or future owner or owners of any property covered by the Security Instrument or by any other Loan Documents, may from time to time extend, renew, or otherwise modify the date or dates or amount or amounts of payment above recited, or Lender may from time to time release any part or parts of the property and interest subject to the Security Instrument or the other Loan Documents from the Security Instrument and/or the other Loan Documents, with or without consideration, and that, in any such case, each Borrower, co maker, endorser and surety shall continue to be bound hereby and to be liable to pay the unpaid balance of the indebtedness evidenced hereby, as so additionally secured, extended, renewed or modified, and notwithstanding any such release, and further agrees to indemnify Lender against and hold Lender harmless from and pay all costs and expenses of collection, including court costs and attorneys’ fees (prior to trial, at trial and on appeal) incurred in collecting the indebtedness evidenced hereby, or in exercising or defending, or obtaining the right to exercise, the rights of Lender hereunder, under the Loan Agreement or under any Loan Document, whether suit be brought or not, and in foreclosure, in bankruptcy, insolvency, arrangement, reorganization and other debtor relief proceedings, in probate, in other court proceedings, or otherwise, whether or not Lender prevails therein, and all reasonable costs and expenses incurred by Lender in protecting or preserving the property and interests which are subject to the Security Instrument and/or the other Loan Documents.

Lender shall not by any act, delay, omission or otherwise be deemed to have waived any of its rights or remedies, and no waiver of any kind shall be valid unless in writing and signed by Lender. All rights and remedies of Lender under the terms of this Note, under the terms of the Loan Agreement and/or of any Loan Document, and under any statutes or rules of law shall be cumulative and may be exercised successively or concurrently. Borrower agrees that Lender shall be entitled to all the rights of a holder in due course of negotiable instruments. Any provision of this Note which may be unenforceable or invalid under any law shall be ineffective to the extent of such unenforceability or invalidity without affecting the enforceability or validity of any other provision hereof.

8.General Agreements.

8.1Business Purpose Loan. The Loan is a business loan. The Borrower agrees that the Loan evidenced by this Note is an exempted transaction under the Truth In Lending Act, 15 U.S.C., §1601, et seq.

8.2Time. Time is of the essence hereof.

8.3Governing Law. This Note is governed and controlled as to validity, enforcement, interpretation, construction, effect and in all other respects by the statutes, laws and decisions of the State of Illinois, without regard to its conflict of laws provisions.

8.4Amendments. This Note may not be changed or amended orally but only by an instrument in writing signed by the party against whom enforcement of the change or amendment is sought.

8.5No Joint Venture. The Lender shall not be construed for any purpose to be a partner, joint venturer, agent or associate of the Borrower or of any lessee, operator, concessionaire or licensee of the Borrower in the conduct of its business, and by the execution of this Note, the Borrower agrees to indemnify, defend, and hold the Lender harmless from and against any and all damages, costs, expenses and liability that may be incurred by the Lender as a result of a claim that the Lender is such partner, joint venturer, agent or associate.

8.6Joint and Several Obligations. If this Note is executed by more than one party, the obligations and liabilities of each Borrower under this Note shall be joint and several and shall be binding upon and enforceable against each Borrower and their respective successors and assigns. This Note shall inure to the benefit of and may be enforced by the Lender and its successors and assigns.

8.7Severable Loan Provisions. If any provision of this Note is deemed to be invalid by reason of the operation of law, or by reason of the interpretation placed thereon by any administrative agency or any court, the Borrower and the Lender shall negotiate an equitable adjustment in the provisions of the same in order to effect, to the maximum extent permitted by law, the purpose of this and the validity and enforceability of the remaining provisions, or portions or applications thereof, shall not be affected thereby and shall remain in full force and effect.

8.8Interest Limitation. If the interest provisions herein or in any of the Loan Documents shall result, at any time during the Loan, in an effective rate of interest which, for any month, exceeds the limit of usury or other laws applicable to the Loan, all sums in excess of those lawfully collectible as interest of the period in question shall, without further agreement or notice between or by any party hereto, be applied upon principal immediately upon receipt of such monies by the Lender, with the same force and effect as though the payer has specifically designated such extra sums to be so applied to principal and the Lender had agreed to accept such extra payment(s) as a premium-free prepayment. Notwithstanding the foregoing, however, the Lender may at any time and from time to time elect by notice in writing to the Borrower to reduce or limit the collection to such sums which, when added to the said first-stated interest, shall not result in any payments toward principal in accordance with the requirements of the preceding sentence. In no event shall any agreed to or actual exaction as consideration for this Loan transcend the limits imposed or provided by the law applicable to this transaction or the makers hereof in the jurisdiction in which the Premises are located for the use or detention of money or for forbearance in seeking its collection.

8.9Assignability. The Lender may at any time assign its rights in this Note and the Loan Documents, or any part thereof and transfer its rights in any or all of the collateral, and the Lender thereafter shall be relieved from all liability with respect to such collateral. In addition, the Lender may at any time sell one or more participations in the Note. Borrower may not assign its interest in this Note, or any other agreement with the Lender or any portion thereof, either voluntarily or by operation of law, without the prior written consent of the Lender.

9.Notices. All notices required under this Note will be in writing and will be transmitted in the manner and to the addresses required by the Loan Agreement, or to such other addresses as the Lender and the Borrower may specify from time to time in writing.

10.Consent to Jurisdiction. BORROWER HEREBY AGREES THAT ALL ACTIONS OR PROCEEDINGS INITIATED BY BORROWER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THIS NOTE SHALL BE LITIGATED IN THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS, OR THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS OR, IF LENDER INITIATES SUCH ACTION, ANY COURT IN WHICH LENDER SHALL INITIATE SUCH ACTION AND WHICH HAS JURISDICTION. BORROWER HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY LENDER IN ANY OF SUCH COURTS, AND HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT TO THIS NOTE. BORROWER WAIVES ANY CLAIM THAT COOK COUNTY, ILLINOIS OR THE NORTHERN DISTRICT OF ILLINOIS IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD BORROWER, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, BORROWER SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY LENDER AGAINST BORROWER AS DEMANDED OR PRAYED FOR IN SUCH SUMMONS, COMPLAINT, PROCESS OR PAPERS. THE EXCLUSIVE CHOICE OF FORUM FOR BORROWER SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OBTAINED IN ANY OTHER FORUM OR THE TAKING BY LENDER OF ANY ACTION TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE JURISDICTION, AND BORROWER HEREBY WAIVES THE RIGHT, IF ANY, TO COLLATERALLY ATTACK ANY SUCH JUDGMENT OR ACTION.

11.Waiver of Jury Trial. THE BORROWER HEREBY ACKNOWLEDGES THAT THE TIME AND EXPENSE REQUIRED FOR TRIAL BY JURY OF ANY CONTROVERSY RELATED IN ANY WAY TO THIS NOTE, THE LOAN AGREEMENT OR ANY OF THE LOAN DOCUMENTS MAY EXCEED THE TIME AND EXPENSE REQUIRED FOR A TRIAL WITHOUT A JURY, AND HEREBY KNOWINGLY AND VOLUNTARILY, AND FOR ITS OWN BENEFIT, WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY RIGHT TO TRIAL BY JURY IN THE EVENT OF ANY LITIGATION REGARDING THE PERFORMANCE OR ENFORCEMENT OF, OR IN ANY WAY RELATED TO, THIS NOTE, THE LOAN AGREEMENT OR ANY OF THE LOAN DOCUMENTS, AND WAIVES ANY BOND OR SURETY OR SECURITY UPON SUCH BOND WHICH MIGHT, BUT FOR THIS WAIVER, BE REQUIRED OF LENDER.

12.Customer Identification - USA Patriot Act Notice; OFAC and Bank Secrecy Act. The Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56, signed into law October 26, 2001) (the “Act”), and the Lender’s policies and practices, the Lender is required to obtain, verify and record certain information and documentation that identifies the Borrower, which information includes the name and address of the Borrower and such other information that will allow the Lender to identify the Borrower in accordance with the Act. In addition, the Borrower shall (a) ensure that no Person who owns at least ten percent (10%) direct or indirect equity interest in the Borrower or otherwise Controls the Borrower or any subsidiary of the Borrower is or shall be listed on the Specially Designated Nationals and Blocked Person List or other similar lists maintained by the Office of Foreign Assets Control (“OFAC”), the Department of the Treasury or included in any Executive Orders, (b) not use or permit the use of the proceeds of the Loan to violate any of the foreign asset control regulations of OFAC or any enabling statute or Executive Order relating thereto, and (c) comply, and cause any of its subsidiaries to comply, with all applicable Bank Secrecy Act laws and regulations, as amended.

13.Florida Taxes. Documentary stamp taxes required under Florida law have been affixed to the Security Instruments encumbering the Florida Parcel and the Punta Gorda Parcel, which secure this Note.

14.Amendment and Restatement of Original Note. This Note constitutes an amendment and restatement of the Original Note in its entirety from and after the date hereof. This Note is not in payment or satisfaction of the Original Note, but rather is the substitution of one evidence of debt for another. In no event shall this Note constitute a novation of the indebtedness evidenced by the Original Note.

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IN WITNESS WHEREOF, the undersigned have executed and delivered this Amended and Restated Term Loan Promissory Note as of the date first above written.

BORROWER:

SST IV 13788 W GREENWAY RD, LLC,
a Delaware limited liability company

By:	Strategic Storage Trust IV, Inc., a Maryland corporation, its Manager

By: /s/ H. Michael Schwartz
H. Michael Schwartz, Chief Executive Officer

SST IV 852 METCALF ST, LLC,
a Delaware limited liability company

By:	Strategic Storage Trust IV, Inc., a Maryland corporation, its Manager

By: /s/ H. Michael Schwartz
H. Michael Schwartz, Chief Executive Officer

SST IV 1071 MARSHALL FARMS RD, LLC,
a Delaware limited liability company

By:	Strategic Storage Trust IV, Inc., a Maryland corporation, its Manager

By: /s/ H. Michael Schwartz
H. Michael Schwartz, Chief Executive Officer

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(Signature Page to Amended and Restated Term Loan Promissory Note)

SST IV 9800 ARDREY KELL RD, LLC,
a Delaware limited liability company

By:	Strategic Storage Trust IV, Inc., a Maryland corporation, its Manager

By: /s/ H. Michael Schwartz
H. Michael Schwartz, Chief Executive Officer

SST IV 3811 TAMIAMI TRL, LLC,
a Delaware limited liability company

By:	Strategic Storage Trust IV, Inc., a Maryland corporation, its Manager

By: /s/ H. Michael Schwartz
H. Michael Schwartz, Chief Executive Officer

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(Signature Page to Amended and Restated Term Loan Promissory Note)

LENDER:

TCF NATIONAL BANK,
a national banking association

By:	/s/ Mikal Christopherson Mikal Christopherson, Senior Vice President

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(Signature Page to Amended and Restated Term Loan Promissory Note)